Exhibit 99.1

TradeZero Expands its Brooklyn Offices in Industry City

Brooklyn, NY, December 21, 2021 -- TradeZero Holding Corp. (“TradeZero”) and its broker-dealer subsidiaries, which provide next-generation online trading platforms for active retail traders, announced that the company has leased 6,800 square feet to expand its offices in Industry City, Brooklyn. TradeZero, which currently leases 1,800 square feet at Industry City, plans to move in early 2022.

“The new space is necessary to accommodate our growth and other needs as we transition to a public company. We are planning for our future expansion over the next five years. Our headquarters location at Industry City has served us well, and as proud New Yorkers, we feel it is important to remain in Brooklyn,” said Dan Pipitone, TradeZero CEO and co-founder.

TradeZero, which began as a start-up, now has 36 employees based in and around Brooklyn and more than 130 employees and contractors company-wide.

TradeZero signed a definitive agreement on October 12, 2021, with Dune Acquisition Corporation (Nasdaq: DUNE, DUNEW, DUNEU) (“Dune”), a special purpose acquisition corporation, which would result in TradeZero becoming a publicly traded company under the name “TradeZero Global Inc.”

“TradeZero is an incredible Industry City success story— a fledgling company in less than 2000 square feet, now tripling its footprint,” said Jeff Fein, Senior Vice President of Leasing at Industry City. “The Industry City campus has always been a great option for startups because we can get them in the right space, whether they’re newly founded or scaling up. We couldn’t be happier that TradeZero is starting a new chapter here at Industry City and growing within our community.”

TradeZero was founded by a team that leveraged decades of collective operating and trading experience to build a next-generation trading platform tailored to the needs of the ever-growing community of sophisticated traders. Through its broker-dealer subsidiaries, TradeZero offers retail investors commission-free stock trading and direct market center access to U.S. equities and equity options trading. Active retail traders choose TradeZero and its subsidiaries for its suite of advanced desktop, web-based and mobile platforms; professional-grade market access; sophisticated trading tools; and 24x7 live customer service. The company serves both domestic and international active traders.

“We believe in providing market access with a professional-grade experience for the retail investor, more on a par with the kinds of tools traditionally offered to institutions. TradeZero has resonated with active, more sophisticated investors who appreciate the ability to have control over as many aspects of their trading as possible, as well as the customized service that we offer,” Pipitone said.

Both TradeZero and Industry City were represented in-house.

About TradeZero

TradeZero Holding Corp. owns TradeZero, Inc., a Nassau, Bahamas based broker-dealer serving international clients since 2015, and TradeZero America, Inc., a U.S. broker-dealer serving U.S. clients since 2019. TradeZero America, Inc. is a member of The New York Stock Exchange, NYSE Arca, Inc., NYSE American LLC, Nasdaq, Nasdaq BX and Cboe EDGX Exchange, Inc. Through its broker-dealer subsidiaries, TradeZero offers retail investors commission-free stock trading and direct market center access to U.S equities and equity options trading. TradeZero provides its clients with an advanced suite of desktop, web-based and mobile software platforms, all of which include its proprietary Short Locator (U.S. patent pending). TradeZero’s innovative features and capabilities for stock shorting accommodate all types of retail investors, especially the active trader. Visit https://www.tradezero.co for more information.

About Dune Acquisition Corporation

Dune Acquisition Corporation was founded by its Chief Executive Officer, Carter Glatt, to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Industry City

Industry City is a 6 million-square-foot mixed-use complex comprised of 16 buildings spanning 35 acres on the waterfront in Sunset Park, Brooklyn. The property’s ownership – led by Belvedere Capital, Jamestown and Angelo Gordon & Co. – is transforming the complex, while cultivating a diverse tenant mix that fuses today’s burgeoning innovation economy with traditional manufacturing and artisanal craft. To date, the transformation has included over $450 million of infrastructure improvements, the addition of destination courtyards, experience-driven dining, retail and other amenitization and event programing. Since the new partnership was forged in August 2013, employment at Industry City-based businesses has increased from 1,900 jobs in 2013 to 8,500 jobs today. www.industrycity.com

For images courtesy of Industry City, please see here.

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Additional Information and Where to Find It

The proposed business combination with TradeZero (the “Business Combination”) will be submitted to Dune’s stockholders for their consideration. Dune intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of Dune’s common stock in connection with the proposed Business Combination. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Dune’s stockholders, TradeZero’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about TradeZero, Dune and the Business Combination. When available, the definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Dune as of a record date to be established for voting on the proposed Business Combination. Dune stockholders and TradeZero stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Dune’s secretary at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401, (917) 742-1904.

Participants in Solicitation

Dune and its directors and executive officers may be deemed participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dune is contained in Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Dune’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Business Combination when available.

TradeZero and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the proposed Business Combination when available.

Cautionary Note Concerning Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Trade Zero and Trade Zero’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed Business Combination disrupts TradeZero’s current plans and operations; (ii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of TradeZero to grow and manage growth profitably and retain its key employees; (iii) costs related to the proposed Business Combination; (iv) changes in applicable laws or regulations; (v) the possibility that Dune or TradeZero may be adversely affected by other economic, business, and/or competitive factors; (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (vii) the outcome of any legal proceedings that may be instituted against Dune or TradeZero following the announcement of the merger agreement; (viii) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Dune or TradeZero, certain regulatory approvals or satisfy other conditions to closing in the merger agreement; (ix) the impact of COVID-19 on TradeZero’s business and/or the ability of the parties to complete the proposed Business Combination; (x) the inability to obtain or maintain the listing of the post-business combination entity’s shares of common stock on a national securities exchange following the proposed Business Combination; or (xi) other risks and uncertainties indicated from time to time in the Proxy Statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Dune’s or TradeZero’s other filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K/A filed with the SEC on June 21, 2021, and the Proxy Statement discussed above and other documents filed by Dune from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TradeZero and Dune assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TradeZero nor Dune gives any assurance that either TradeZero or Dune will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

For Investors: Michael Wichman or Steven Anreder, Anreder & Company, 212-532-3232 or ir@tradezero.co

For Media: Michelle Manoff, Rubenstein Public Relations, 212-805-3051, or mmanoff@rubensteinpr.com

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